UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): December 2, 2009

InterDigital, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	1-11152 (Commission File Number)	23-1882087 (IRS Employer Identification No.)

781 Third Avenue, King of Prussia, Pennsylvania (Address of Principal Executive Offices)	19406-1409 (Zip Code)
Registrant’s telephone number, including area code: 610-878-7800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     The slide presentation attached hereto as Exhibit 99.1 will be presented by InterDigital, Inc. at the NASDAQ OMX 23rd Investor Program at the May Fair Hotel in London on December 2, 2009. This presentation may be used by the company at future investor conferences or meetings.
     The information in this report, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
99.1	Investor presentation of InterDigital, Inc. dated December 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERDIGITAL, INC.
By:	/s/ Jannie K. Lau
Jannie K. Lau
Associate General Counsel, SEC

Dated: December 2, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor presentation of InterDigital, Inc. dated December 2009